Exhibit 10.29

BUFFALO WILD WINGS, INC.

EXECUTIVE OFFICER COMPENSATION ARRANGEMENTS

FOR FISCAL YEAR 2009

The base salaries for the Buffalo Wild Wings, Inc. executive officers for fiscal year 2009 are set forth below. In addition, the executive officers participate in our 401(k) plan and medical and disability plans, as well as other compensatory plans, contracts and arrangements which are filed as exhibits to our Form 10-K for the fiscal year ended December 28, 2008.

Executive Officer and Title	2009 Annual Base Salary

Sally J. Smith	$560,000
Chief Executive Officer and President

Mary J. Twinem	$350,000
Executive Vice President, Chief Financial Officer and Treasurer

James M. Schmidt	$295,000
Executive Vice President, General Counsel and Secretary

Judith A. Shoulak	$295,000
Senior Vice President, Operations

Kathleen M. Benning	$252,000
Senior Vice President, Marketing and Brand Development

Linda G. Traylor	$248,000
Senior Vice President, Human Resources

Mounir N. Sawda	$227,000
Senior Vice President, Franchise and Development